Exhibit 10.1


          This ADMINISTRATION AGREEMENT dated as of [___________] (as amended from time to time, this "Agreement"), among [_______] TRUST [_____], a Delaware business trust (the "Issuer"), [_________________________________], a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee (the "Owner Trustee") and [____________________________], a
[____________________________], as Administrator (the "Administrator"),

                            W I T N E S S E T H :

          WHEREAS,  the  Issuer  is  issuing  the  Fixed  Rate  Asset  Backed
Amortizing Notes, Class (A-1) (the "Notes") pursuant to the Indenture dated as of [_______________] (as amended and supplemented from time to time, the "Indenture"), among the Issuer, the Indenture Trustee and [__________________________] and the Floating Rate Asset Backed Amortizing Certificates, Class (B-1) (the "Certificates" and together with the Notes, the "Securities") pursuant to the Trust Agreement dated as of [_________] (, as amended and restated as of [_____________]) (the "Trust Agreement") between ML Asset Backed Corporation (the "Depositor") and the Owner Trustee (capitalized terms used and not otherwise defined herein shall have the meanings assigned such terms in the Related Agreements (as hereinafter defined));

          WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Securities, including (i) the Indenture,
(ii) the Swap Agreement dated as of [_______] (as amended and supplemented from time to time, the "Swap Agreement") between the Issuer and [___________________________], (iii) the Underwriting Agreement, dated
[__________] between the Issuer and Merrill Lynch, Pierce Fenner & Smith Incorporated (the "Underwriter") and (iv) two Letters of Representations dated [__________] (as amended and supplemented from time to time, the "Depository Agreement"), one among the Issuer, the Indenture Trustee and The Depository Trust Company ("DTC") relating to the Notes, and another among the Issuer, the Administrator, and DTC relating to the Certificates (the Trust Agreement, the Indenture, the Swap Agreement, the Underwriting Agreement and the Depository Agreement being referred to hereinafter collectively as the "Related Agreements");

          WHEREAS, pursuant to the Related Agreements, the Issuer, the Owner Trustee and the Administrator are required to perform certain duties in connection with the Notes, the Certificates and the collateral therefor pledged pursuant to the Indenture (the "Collateral");

          WHEREAS, the Issuer and the Owner Trustee desire to appoint an Administrator (i) to perform the duties of the Administrator in this Agreement and in the Related Documents and (ii) to perform certain of the duties of the Issuer and the Owner Trustee referred to in the preceding clause and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuer and the Owner Trustee may from time to time request; and

          WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein;

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     1.   Duties of the Administrator.
          ---------------------------

     (a)  Duties with Respect to the Indenture
          ------------------------------------

          (i) The Administrator agrees to perform all of the duties of the Administrator in this Agreement and in the Related Agreements and to perform the duties of the Issuer and the Owner Trustee under the Related Agreements. In addition, the Administrator shall consult with the Owner Trustee regarding the duties of the Issuer or the Owner Trustee under the Indenture and the other Related Agreements. The Administrator shall monitor the performance of the Issuer and the Owner Trustee and shall advise the Owner Trustee when the Administrator believes action is necessary to comply with the Issuer's or the Owner Trustee's duties under the Indenture and the other Related Agreements. The Administrator shall prepare for execution by the Issuer, or shall cause the preparation by other appropriate persons or entities of, all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Indenture and the Related Agreements. In furtherance of the foregoing, the Administrator shall take all appropriate action that is the duty of the Issuer or the Owner Trustee to take pursuant to the Indenture including, without limitation, such of the foregoing as are required with respect to the following matters under the Indenture (references are to sec-tions of the Indenture):

          (A) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of collateral (Section 8.05);

          (B) the maintenance of an office in the Borough of Manhattan, City of New York, for registration of transfer or exchange of Notes (Section 3.02);

          (C) the duty to cause newly appointed Administrators, if any, to deliver to the Indenture Trustee and the Swap Counterparty the instru-ment specified in the Indenture regarding funds held in trust (Section 3.03);

          (D) the identification to the Indenture Trustee and the Swap Counterparty in an Officer's Certificate of a person or entity with whom the Administrator, on behalf of the Issuer, has contracted to assist it or the Issuer in performing its duties under the Indenture (Section 3.07(b));

          (E) the taking of any action as the Indenture Trustee may request in order to maintain the perfection and priority of the security interest of the Indenture Trustee in accordance with Section 3.21(c) of the Indenture (Section 3.21);

          (F) the execution of Notes and delivery of Definitive Notes in accordance with Section 4.08 of the Indenture (Section 4.08);

          (G) the monitoring of the Issuer's obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officer's Certificate and the obtaining of the Opinion of Counsel and the certificate, if necessary, relating thereto (Section 4.10);

          (H) the compliance with any written directive of the Indenture Trustee with respect to the sale of the Trust Estate in a commercially reasonable manner if an Event of Default shall have occurred and be continuing (Section 5.03);

          (I) the preparation and delivery of notice to Noteholders and the Swap Counterparty of the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee (Section 6.08);

          (J) the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of any co-trustee or separate trustee (Section 6.10);

          (K) the preparation of an Officer's Certificate and the obtaining of an Opinion of Counsel and certificates, if necessary, for the release of the Trust Estate (Sections 8.05 and 8.03);

          (L) the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to the Noteholders of notices with respect to such supplemental indentures (Sections 9.01, 9.02 and 9.03);

          (M) the execution and delivery of new Notes conforming to any supplemental indenture (Section 9.05);

          (N) the notification of the Rating Agencies, upon the failure of the Indenture Trustee to give such notification, of the information required pursuant to Section 10.03 of the Indenture (Section 10.03); and

     (b)  Additional Duties.  (i)  In addition to the duties of the
          -----------------
Administrator set forth above, the Administrator shall perform, or cause to be performed, all duties and obligations of the Owner Trustee or Issuer under the Trust Agreement or Swap Agreement, as applicable, shall perform such calculations and shall prepare or shall cause the preparation by other appropriate persons or entities of, and shall execute on behalf of the Issuer or the Owner Trustee, all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Related Agreements, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer or the Owner Trustee to take pursuant to the Related Agreements. In furtherance thereof, the Issuer shall execute and deliver to the Administrator and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit A hereto, appointing the Administrator the attorney-in-fact of the Issuer for the purpose of executing on behalf of the Issuer all such documents, reports, filings, instruments, certificates and opinions. Subject to Section 5 of this Agreement, and in accordance with the directions of the Issuer, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrator. Notwithstanding any provision in this agreement or other Related Agreements to the contrary, the Administrator shall not be responsible for any filings required under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company of 1940, as amended, or under any state securities or "Blue Sky" statute.

           (ii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee in the event that the Administrator becomes aware of any withholding tax imposed on the Trust's payments (or allocations of income) to a Certificateholder as contemplated in Section 5.02(e) of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision. Furthermore, the Administrator shall comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes or Certificates of any applicable withholding taxes (including backup withholding) imposed thereon and with respect to any applicable reporting requirements in connection therewith and, in the event the Administrator does not receive a copy of a properly completed (i) IRS Form W-8, (ii) IRS Form 1001, (iii) IRS Form 4224, or (iv) IRS Form W-9 with respect to any Securityholder, shall treat payments to such Securityholder as being subject to withholding taxes (including backup withholding, as applicable) and shall retain from amounts otherwise distributable to such Securityholder an amount sufficient for the payment of such withholding taxes (including backup withholding, as applicable).

          (iii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for performance of the duties of the Trust set forth in Section 5.04 of the Trust Agreement with respect to, among other things, accounting and reports to Certificateholders; provided, however, that the Owner Trustee shall retain responsibility for the distribution of the information returns or reports required by the Code.

           (iv) The Administrator shall perform the duties of the Administrator specified in the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Administrator under the Trust Agreement.

            (v) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions or otherwise deal with any of its affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties. If reasonably necessary to carry out duties or other obligations contemplated hereby, the Administrator is hereby authorized to select and hire agents or attorneys-in-fact, and so long as such selection was done with reasonable care, the Administrator shall be not responsible for the act or omissions of such agents or attorneys-in-fact.

           (vi) In carrying out any of its obligations under this Agreement, the Administrator may act either directly or through agents, attorneys, accountants, independent contractors and auditors and enter into agreements with any of them and shall not be liable for the default or misconduct of any such agents, attorneys, accountants, independent contractors or auditors if such agents, attorneys, accountants, independent contractors or auditors shall have been selected with reasonable care.

     (c)  Non-Ministerial Matters.
          -----------------------

            (i) With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include, without limitation:

          (A)  the amendment of or any supplement to the Indenture;

          (B) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of distributions on the Underlying Securities):

          (C)  the  amendment,   change  or   modification  of   the  Related
     Agreements;

          (D) the appointment of successor Note Registrars, successor Administrators and successor Indenture Trustees pursuant to the Indenture, or the consent to the assignment by the Note Registrar,
     Administrator or Indenture Trustee of its obligations under the Indenture; and

          (E)  the removal of the Indenture Trustee.

           (ii) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not (x) make any payments to the Noteholders under the Related Agreements, (y) sell the Trust Estate pursuant to Section 5.03 of the Indenture or (z) take any action that the Issuer directs the Administrator not to take on its behalf.

     (d)  Tax Matters.  The Administrator will be required to prepare and
          -----------
file a partnership information return (IRS Form 1065) signed by the Tax Matters Partner with the IRS for each taxable year of the Issuer and will report each Certificateholder's allocable share of items of Issuer income and expense to holders and the IRS on Schedule K-1. The Tax Matters partner shall be as designated in the Trust Agreement. The Administrator will provide the Schedule K-1 information to nominees that fail to provide the Administrator with the information statement described in Section 6031 of the Internal Revenue Code of 1986, as amended, and such nominees will be required to forward such information to the beneficial owners of the Certificates.

          2.   Records.  The Administrator shall maintain appropriate books
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of account and records relating  to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer and the Depositor at any time during normal business hours.

          3.   Additional Information To Be Furnished to the Issuer.  The
               ----------------------------------------------------
Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

          4.   Independence of the Administrator.  For all purposes of this
               ---------------------------------
Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

          5.   No Joint Venture.  Nothing contained in this Agreement (i)
               ----------------
shall constitute the Administrator and either of the Issuer or the Owner Trustee or the Depositor as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity,
(ii) shall be construed  to impose any  liability as such on  any of them  or
(iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

          6.   Other Activities of Administrator.  Nothing herein shall
               ---------------------------------
prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

          7.   Term of Agreement; Resignation and Removal of Administrator.
               -----------------------------------------------------------
(a) This Agreement shall continue in force until the dissolution of the Issuer, upon which event this Agreement shall automatically terminate.

          (b) Subject to Section 7(e), the Administrator may resign its duties hereunder by providing the Issuer and the Swap Counterparty with at least 60 days' prior written notice.

          (c) Subject to Section 7(e), the Issuer may remove the Administrator without cause by providing the Administrator with at least 60 days' prior written notice. The Issuer shall provide written notice of any such removal of the Administrator to the Swap Counterparty.

          (d) Subject to Section 7(e), at the sole option of the Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

            (i) the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuer);

           (ii) a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

          (iii) the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

          The Administrator agrees that if any of the events specified in clauses (ii) or (iii) of this Section shall occur, it shall give written notice thereof to the Issuer and the Indenture Trustee within seven days after the happening of such event. The Issuer shall provide prompt written notice of any such removal of the Administrator to the Swap Counterparty.

          (e) No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator shall have been appointed by the Issuer and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.

          (f) The appointment of any successor Administrator shall be effective only after a Rating Agency, after having been given 10 days prior notice of such proposed appointment, shall have declared in writing that such appointment will not result in a reduction or withdrawal of the then current rating of the Notes or Certificates. The Issuer shall give prompt written notice to the Swap Counterparty of the appointment of a successor administrator.

          8.   Action upon Termination, Resignation or Removal.  Upon the
               -----------------------------------------------
Payment Date next following the effective date of termination of this Agreement pursuant to Section 7(a) or the resignation or removal of the Administrator pursuant to Section 7(b) or (c), respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses constituting Extraordinary Expenses accruing to it to the date of such termination, resignation or removal to the extent funds are available for such payment in accordance with the Priority of Payments. The Administrator shall forthwith upon such termination pursuant to Section 7(a) deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section 7(b) or (c), respectively, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

          9.   Notices.  Any notice, report or other communication given
               -------
hereunder shall be in writing and addressed as follows:

          (a)  if to the Issuer, to:

               [___________________________] Trust 1997-1
               c/o _______________________
               ___________________________
               ___________________________
               Attention:  _______________

          (b)  If to the Administrator, to:

               ___________________________
               ___________________________
               ___________________________
               Attention:  _______________

          (c)  If to the Indenture Trustee, to:

               ___________________________
               ___________________________
               ___________________________
               Attention:  _______________

          (d)  If to the Owner Trustee, to:

               ___________________________
               ___________________________
               ___________________________
               Attention:  _______________

          (e)  If to the Swap Counterparty, to:

               ___________________________
               ___________________________
               ___________________________
               Attention:  _______________

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above.

          10.  Amendments.  This Agreement may be amended from time to time
               ----------
by a written amendment duly executed and delivered by the Issuer and the Administrator and with the written consent of the Indenture Trustee, the Owner Trustee and the Swap Counterparty, without the consent of the Noteholders and the Certificateholders, and after receiving notification from a Rating Agency that such amendment shall not cause the rating of the Notes or the Certificates to be reduced, suspended or withdrawn, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or Certificateholders; provided that such amendment will not, in the Opinion of Counsel satisfactory to the Indenture Trustee, materially and adversely affect the interest of any Noteholder or Certificateholder. This Agreement may also be amended by the Issuer, the Administrator and with the written consent of the Indenture Trustee, the Owner Trustee and the Swap Counterparty and the holders of Notes evidencing at least a majority in the Outstanding Amount of the Notes and the holders of Certificates evidencing at least a majority of the Certificate Balance for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of distributions on the Underlying Certificates or distributions that are required to be made for the benefit of the Noteholders or Certificateholders or (ii) reduce the aforesaid percentage of the holders of Notes and Certificates which are required to consent to any such amendment, without the consent of the holders of all the outstanding Notes and Certificates. Notwithstanding the foregoing, the Administrator may not amend this Agreement without the permission of the Depositor, which permission shall not be unreasonably withheld.

          11.  Successors and Assigns.  This Agreement may not be assigned
               ----------------------
by the Administrator unless such assignment is previously consented to in writing by the Issuer, the Swap Counterparty and the Owner Trustee and unless a Rating Agency, after having been given 10 days prior notice of such assignment, shall have declared in writing that such assignment will not result in a reduction or withdrawal of the then current rating of the Notes or Certificates. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the fore-
going, this Agreement may be assigned by the Administrator without the consent of the Issuer or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator; provided that such successor organization executes and delivers to the Issuer, the Owner Trustee and the Indenture Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

          12.  Compensation and Indemnity.  The Administrator shall receive
               --------------------------
from the Depositor or the Issuer as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Depositor and the Administrator (the "Initial Administrator Fee"). The Administrator hereby acknowledges receipt of its Initial Administrator Fee as its entire remuneration for its services as Administrator under this Administration Agreement and under the Related Documents and receipt of all of its ordinary expenses to be incurred in acting as Administrator under this Administration Agreement and under the Related Documents. After the execution of this Administration Agreement the Issuer shall only be obligated to indemnify the Administrator for those expenses of the Administrator that constitute Extraordinary Expenses and only in accordance with Priority of Payments in Clause 3.05(d) of the Indenture.

          13.  GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN
               -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          14.  Headings.  The section headings hereof have been inserted for
               --------
convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

          15.  Counterparts.  This Agreement may be executed in counterparts,
               ------------
each of which when so executed shall together constitute but one and the same agreement.

          16.  Severability.  Any provision of this Agreement that is
               ------------
prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          17.  Not Applicable to the Administrator in Other Capacities.
               -------------------------------------------------------
Nothing in this Agreement shall affect any obligation that the Administrator may have in any other capacity.

          18.  Limitation of Liability of Owner Trustee, Indenture Trustee
               -----------------------------------------------------------
and Administrator and Standard of Care.  (a)  Notwithstanding anything
--------------------------------------
contained herein to the contrary, this instrument has been countersigned by [
         ] not in its individual capacity but solely in its capacity as Owner
Trustee  of the Issuer and in no event shall [            ] in its individual
capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement. The Owner Trustee hereby acknowledges that the Owner Trustee shall have no recourse to the Issuer for amounts hereunder.

          (b) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by the Indenture Trustee not in its individual capacity but solely as Indenture Trustee, not in its individual capacity but solely as Administrator and in no event shall the Indenture Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto; nor shall the Indenture Trustee be liable for any action or omission to act; notwithstanding negligence, nor for any indirect, special or consequential damages. The Administrator hereby acknowledges receipt of its fees as compensation for services performed hereunder and that the Administrator shall have no recourse to the Issuer for amounts hereunder.

          19.  Third-Party Beneficiary.  The Owner Trustee and the Swap
               -----------------------
Counterparty are each a third-party beneficiary to this Agreement and are each entitled to the rights and benefits hereunder and may enforce the provisions hereof as if they were a party hereto.

          20.  No Petition.  The Administrator, by entering into this
               -----------
Agreement, hereby covenants and agrees that they will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any of the Related Agreements.


                        *   *   *   *   *   *   *   *



          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                         [______] TRUST 199_-_

                         By:  _________________________________,  not in  its
                              individual   capacity  but   solely  as   Owner
                              Trustee,


                              By:  _________________________
                                   Name:
                                   Title:


                         [_____________________________________],
                         not in its individual capacity but solely as Owner Trustee


                         By:  _________________________
                              Name:
                              Title:


                         [____________________________________],  not  in its
                         individual capacity, but solely as Administrator


                         By:  _________________________
                              Name:
                              Title:



                                                                    Exhibit A

                              POWER OF ATTORNEY


STATE OF NEW YORK   )
                    )
COUNTY OF NEW YORK  )

     KNOW ALL MEN BY THESE PRESENTS, that [_______] Trust 199_-_ (the "Trust"), does hereby make, constitute and appoint [_____________________________________________], as administrator under the
Administration Agreement dated [_____________], 1997 (the "Administration Agreement"), among the Trust, [_____________________________________], as
Owner Trustee and  [_____________________________________], as Administrator,
as the same may be amended from time to time, and its agents and attorneys, as Attorneys-in-Fact to execute on behalf of the Trust all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Trust to prepare, file or deliver pursuant to the Related Agreements, including, without limitation, to appear for and represent the Trust in connection with the preparation, filing and audit of federal, state and local tax returns pertaining to the Trust, and with full power to perform any and all acts associated with such returns and audits that the Trust could perform, including without limitation, the right to distribute and receive confidential information, defend and assert positions in response to audits, initiate and defend litigation, and to execute waivers of restrictions on assessments of deficiencies, consents to the extension of any statutory or regulatory time limit, and settlements.

     All powers of attorney for this purpose heretofore filed or executed by the Trust are hereby revoked.

     Capitalized terms that are used and not otherwise defined herein shall have the meanings ascribed thereto in the Administration Agreement.

     EXECUTED this ____ day of ____________, 1997.


                    [______] TRUST 199_-_

                    By:  [____________________________________],
                         not in its individual capacity but solely as Owner Trustee


                         By:  ________________________________
                              Name:
                              Title: